Exhibit 99.1

KINS Technology Group Inc. Announces Closing of Business Combination with CXApp Holding Corp. - Leading Workplace Experience Platform Business

New Leadership and Board to help scale to “Category Maker” status for Employee Experiences

Palo Alto, CA / Global Newswire/ March 14th, 2023 / KINS Technology Group Inc (NASDAQ: KINZ) (“KINS”), a special purpose acquisition corporation sponsored by KINS Capital LLC, today announced the successful completion of its previously announced business combination with CXApp Holding Corp (“CXApp”) – the leading workplace experience platform in the market. The business combination was approved at a special meeting of the KINS stockholders held on March 10th, 2023.

The combined company will operate as CXApp Inc. and will commence trading its common stock and publicly traded warrants on the Nasdaq Capital Market (“Nasdaq”) tomorrow (March 15th) under the ticker symbols “CXAI” and “CXAIW”, respectively. The new symbol represents the new Company’s vision of enhanced employee experiences (“CX”) with connected intelligence (“AI”).

The CXApp platform offers a suite of leading-edge technology workplace experience solutions including an enterprise employee application, indoor mapping, on-device positioning, augmented reality technologies and an AI-based analytics platform, targeting the emerging hybrid workplace market to provide enhanced experiences across people, places, and things.

Mr. Khurram Sheikh, Founder, Chairman and Chief Executive Officer of KINS, said, “CXApp is a “category-maker” company that has developed the most engaging application for the hybrid workplace market – in reality, this is the Workplace SuperApp with over 150 native features and 100+ API integrations. We believe that with this unique value proposition and technology leadership CXApp is well-positioned for substantial growth. We believe that through our merger, coupled with the KINS team’s background in successfully building businesses, it has the potential to create significant value for stockholders over time.”

At consummation of the merger, the KINS team has taken over leadership at the management and board level of the new CXApp. Mr. Khurram Sheikh is now serving as the Chairman and CEO of the combined company. KINS directors Ms. Di-Ann Eisnor and Mr. Camillo Martino have become independent board members of CXApp. The Company has also added industry veterans Mr. George Mathai and Ms. Shanti Priya as new independent directors. The new leadership information for CXApp Inc. is available at www.cxapp.com/leadership.

Mr. Sheikh added, “This is a fresh start for CXApp with the innovative combination of leading-edge technology assets with a seasoned leadership team to create the only publicly-held asset in the exciting new workplace experience category. I am super excited to welcome George and Shanti to the KINS transformational journey and honored to have Di-Ann and Camillo continue to dedicate their operational acumen to help build the category-maker SuperApp. I also want to thank Mr. Nadir Ali, CEO of Inpixon for being a great partner in getting this deal to the finish line and delivering the best-in-class technology and team in the market. I also welcome all the employees of the new CXApp to the next phase of their journey as we work towards realizing the vision of the Workplace SuperApp.”

As the new CXApp continues to innovate with new features and capabilities, we are excited to announce our partnership with Cisco Spaces as their preferred partner for enterprises. https://spaces.cisco.com/store/product/inpixon/

CXApp will be scheduling a bell ringing ceremony with Nasdaq at a later date to formally celebrate its public listing.

Investors can access the latest investor deck at https://hubs.ly/Q01GN6q80

For additional details concerning the terms of the transaction, please reference the Company's current report on Form 8-K which will be filed with the U.S. Securities and Exchange Commission.

Advisors

Skadden, Arps, Slate, Meagher and Flom LLP is serving as legal advisor to KINS and Mitchell Silberberg and Knupp LLP is acting as legal advisor to CXApp.

About CXApp Holding

CXApp Holding Inc is the leading workplace experience platform providing transformational experiences across people, places and things.

www.cxapp.com

 About KINS Technology Group

 KINS Technology Group Inc is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. KINS Technology Group is focused on identifying and acquiring transformative technology businesses that are shaping the digital future and creating a new paradigm of communications and computing.

The five pillars of this new paradigm are next generation connectivity, open software, edge-cloud computing, predictive data analytics (AI), and immersive media technologies. We believe the world is at an inflection point and these technologies are accelerating digital transformation across all vertical market segments including IT, industrial, transportation, smart infrastructure, healthcare, education, agriculture, and entertainment.

www.kins-tech.com

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of the combined company, the cash position of the combined company following closing, the ability of CXApp and KINS to consummate the proposed Business Combination Agreement and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: CXApp’s limited operating history; CXApp’s ability to manage growth; CXApp’s ability to execute its business plan; CXApp’s estimates of the size of the markets for its business; CXApp’s ability to identify and integrate acquisitions; general economic and market conditions impacting demand for CXApp’s products and services; the inability to complete the proposed transactions; the inability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, the amount of cash available following any redemptions of Class A common stock of KINS by its public stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed transactions; costs related to the proposed transactions; and such other risks and uncertainties as are discussed in the proxy statement to be filed relating to the Business Combination Agreement. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

Each of CXApp and KINS expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CXApp’s or KINS’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

For investor and media inquiries, please contact:

CXApp Inc.

3000 El Camino Real

Four Palo Alto Square, Suite 200.

Palo Alto, CA 94306

Attn: Khurram P. Sheikh

khurram@cxapp.com

www.cxapp.com

LinkedIn https://www.linkedin.com/company/cxapp/

Twitter https://twitter.com/TheCXApp